SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 7, 2011

NATIONAL INTELLIGENCE ASSOCIATION, INC.

 (Exact name of registrant as specified in its charter)

Nevada	333-163628	27-0310225
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
1800 Ravinia Place Orland Park, IL 60462
(Address of principal executive offices)
(312) 775-9700
(Registrant’s Telephone Number)

(Former name or former address, if changed since last report)

Copy of all Communications to:

Carrillo, Huettel & Zouvas, LLP

3033 Fifth Avenue, Suite 400

San Diego, CA 92103

phone: 619.546.6100

fax: 619.546.6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     .   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     .   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     .   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     .   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry Into a Material Definitive Agreement

On July 7, 2011, National Intelligence Association, Inc., a Nevada corporation (the "Company") issued two (2) 12-month, 10% Promissory Notes (the “Notes”) to Millington Capital Corp. (“MCC”) in the amount of thirty five thousand dollars ($35,000) each to evidence funds previously loaned by MCC to the Company totaling $70,000. The Notes are due on or before July 7, 2012.

The description of the Notes is a brief summary only and is qualified in its entirety by the respective terms set forth therein.  A copy of the Note evidencing the April 21, 2011 loan is filed as Exhibit 10.1 to this Current Report on Form 8-K and a copy of the Note evidencing the June 1, 2011 loan is filed as Exhibit 10.2 to this Current Report on Form 8-K.

Item 2.03

Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit
10.1	Promissory Note issued to Millington Capital Corp. dated July 7, 2011.
10.2	Promissory Note issued to Millington Capital Corp. dated July 7, 2011.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL INTELLIGENCE ASSOCIATION, INC.

Dated: July 7, 2011	By:	/s/ James J. Miller
James J. Miller
Chief Executive Officer

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